UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 18, 2024

ALPHAVEST Acquisition Corp

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41574	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

420 Lexington Ave, Suite 2446

New York, NY 10170

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (203) 998-5540

Not Applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of common stock and one right	ATMVU	The Nasdaq Stock Market LLC

Common stock, par value $0.0001 per share	ATMV	The Nasdaq Stock Market LLC

Rights, each right entitled the holder thereof to one-tenth of one share of common stock	ATMVR	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

The information set forth in Item 1.02 below is hereby incorporated by reference into this Item 1.01.

Item 1.02. Termination of a Material Definitive Agreement

As previously disclosed, on August 11, 2023, AlphaVest Acquisition Corp, a Cayman Islands exempted company (the “Company”), entered into a business combination agreement (as it may be amended and/or restated from time to time, the “Business Combination Agreement”) with AV Merger Sub, a Cayman Islands exempted company and a direct wholly owned subsidiary of the Company (“Merger Sub”) and Wanshun Technology Industrial Group Limited, a Cayman Islands exempted company (“Wanshun”).

Termination of Business Combination Agreement

On March 18, 2024, the Company delivered to Wanshun a Notice of Termination of Business Combination (the “Termination”), in which the Business Combination Agreement was terminated pursuant to Section 8.1(e) of the Business Combination Agreement. The termination of the Business Combination Agreement is effective as of March 18, 2024.

As a result of the termination of the Business Combination Agreement, the Business Combination Agreement is void and there is no liability under the Business Combination Agreement on the part of any party thereto, except as set forth in the Termination, and each of the transaction agreements entered into in connection with the Business Combination Agreement, including, but not limited to, the Sponsor Support Agreement, dated as of August 11, 2023, by and among the Company, Wanshun, AlphaVest Holding LP (“Sponsor”), and the insiders thereto, and the Shareholder Support Agreement, dated as of August 11, 2023, by and among the Company, Wanshun, and certain shareholders of Wanshun. Pursuant to Section 8.2(b) of the Business Combination Agreement, Wanshun shall remit a termination fee to Sponsor as soon as reasonably practicable.

The Company intends to continue to pursue a business combination.

The foregoing descriptions of the Business Combination Agreement and the Termination do not purport to be complete and are qualified in their entirety by the terms and conditions of the full text of the Business Combination Agreement, which was previously filed as Exhibit 2.1 to the Current Report on Form 8-K with the U.S. Securities and Exchange Commission by the Company on August 11, 2023, and the full text of the Termination, which is attached hereto as Exhibit 10.1, each of which is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Termination, dated as of March 18, 2024, delivered by AlphaVest Acquisition Corp
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AlphaVest Acquisition Corp

	By:	/s/ Yong (David) Yan
	Name:	Yong (David) Yan
	Title:	Chief Executive Officer

Date: March 22, 2024